FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                        September 2, 1998



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)






Item 5. Other Events

     US Airways Group, Inc. (the "Company") has announced the
Company's board of directors has authorized the repurchase of up to five million shares of the Company's outstanding common stock.

Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation                      Description
-----------                      -----------

    99        News release dated September 2, 1998 of
              US Airways Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

Date: September 4, 1998    By: /s/ Terry L. Hall
                              --------------------------------
                              Terry L. Hall
                              Senior Vice President, Finance
                              Chief Financial Officer


                              US Airways, Inc. (REGISTRANT)

Date: September 4, 1998    By: /s/ Terry L. Hall
                              --------------------------------
                              Terry L. Hall
                              Senior Vice President, Finance
                              Chief Financial Officer





                (This space intentionally left blank)








Exhibit 99

       US AIRWAYS ANNOUNCES STOCK REPURCHASE AUTHORIZATION

     ARLINGTON, Va., Sept. 2, 1998 -- The board of directors of US Airways Group, Inc. today authorized the repurchase from time to time in the open market or in privately negotiated transactions of up to five million shares of the company's common stock. The company has completed stock repurchases authorized by the board earlier this year.


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